UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2008

Meade Instruments Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6001 Oak Canyon, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(949) 451-1450

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On June 12, 2008, Meade Instruments Corp. (the “Company”) and one of its subsidiaries, Simmons Outdoor Corporation, entered into an agreement and sold its Simmons brand and associated trademarks, patents and inventory to Bushnell, Inc., for cash proceeds of $7.25 million.

In connection with this sale, on June 12, 2008, the Company and certain of its subsidiaries entered into the Fifteenth Amendment to the Amended and Restated Credit Agreement dated as of October 25, 2002 (the “Fifteenth Amendment”) with Bank of America, N.A. (the “Lender”).  The Fifteenth Amendment released the Lender’s lien on the assets divested and reduced the maximum amount available on the Company’s credit facility to $15 million from $20 million.

On June 13, 2008, the Company issued a press release announcing the divestiture of this asset and entry into the Fifteenth Amendment.

Item 2.01                                             Completion of Acquisition or Disposition

See Item 1.01 above.

Item 2.02                                             Results of Operations and Financial Condition

On June 16, 2008, Meade Instruments Corporation issued a press release announcing its operating results for the fiscal year and quarterly period ended February 29, 2008.

A copy of the above mentioned press releases, the Fifteenth Amendment and the Asset Purchase Agreement are attached hereto as Exhibits 99.1, 99.2, 10.109 and 10.110, respectively.

Item 9.01               Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description

10.109

Fifteenth Amendment to Amended and Restated Credit Agreement dated as of June 12, 2008 by and among Bank of America, N.A., Meade Instruments Corp., Simmons Outdoor Corporation and Coronado Instruments, Inc.

10.110

Asset Purchase Agreement, dated as of June 12, 2008, by and among Simmons Outdoor Corporation, a Delaware corporation, and Bushnell, Inc., a Delaware corporation, and Meade Instruments Corp., a Delaware corporation

99.1	Press Release, dated June 13, 2008, issued by Meade Instruments Corp.

99.2	Press Release, dated June 16, 2008, issued by Meade Instruments Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2008	MEADE INSTRUMENTS CORP.
(Registrant)

	By:	/s/ Paul E. Ross
Senior Vice President – Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.109

Fifteenth Amendment to Amended and Restated Credit Agreement dated as of June 12, 2008 by and among Bank of America, N.A., Meade Instruments Corp., Simmons Outdoor Corporation and Coronado Instruments, Inc.

10.110

Asset Purchase Agreement, dated as of June 12, 2008, by and among Simmons Outdoor Corporation, a Delaware corporation, and Bushnell, Inc., a Delaware corporation, and Meade Instruments Corp., a Delaware corporation

99.1	Press Release, dated June 13, 2008, issued by Meade Instruments Corp.

99.2	Press Release, dated June 16, 2008, issued by Meade Instruments Corp.